Exhibit 10.8 - Share Exchange Agreement - WebGear Inc.
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                            SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT (this "Agreement") dated as of June 16, 2000, is among SIMTEK CORPORATION, a Colorado corporation ("Simtek"), and WEBGEAR, INC., a California corporation ("WebGear").


                                     RECITAL

     Simtek desires to exchange 1,250,000 shares of the common stock, $0.01 par value per share, of Simtek (the "Simtek Shares") for 1,875,000 shares of the common stock, no par value per share, of WebGear (the "WebGear Shares"), and WebGear desires to exchange the WebGear Shares for the Simtek Shares, all on the terms and conditions set forth herein.

                                    ARTICLE I

                               EXCHANGE OF SHARES

     1.1 EXCHANGE OF SHARES. Upon the terms and subject to the conditions of this Agreement, WebGear shall issue the WebGear Shares to Simtek in return for Simtek issuing the Simtek Shares to WebGear (the "Exchange").

     1.2 THE CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Exchange (the "Closing") shall take place at the offices of Holme Roberts & Owen LLP, 90 South Cascade, Suite 1300, Colorado Springs, Colorado 80903 at 3:00 p.m., local time, on the date hereof (the "Closing Date").

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                   OF WEBGEAR

     WebGear, as of the date hereof but not after the date hereof, represents and warrants to Simtek as follows:

     2.1 DUE AUTHORIZATION. WebGear has the full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has taken all actions necessary to secure all approvals required in connection therewith. This Agreement has been duly executed and delivered by WebGear and constitutes the valid and binding obligation of WebGear enforceable against WebGear in accordance with its terms.

     2.2 STOCK. The WebGear Shares have been duly authorized and when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended (the "Securities Act") and state securities laws); Taxes (as defined in Section 2.18); any mortgage, pledge, lien, encumbrance, charge, or other security interest (a "Lien"); and any option, warrant, put, call, purchase right, equity, claim, demand, or other commitment or agreement of any nature. WebGear is not a party to any option,


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warrant,  put, call,  purchase right or other commitment or agreement that could require WebGear to sell, transfer or otherwise convey any WebGear Shares, other than pursuant to this Agreement.

     2.3 BROKERS' AND FINDERS' FEES. WebGear has not incurred, or will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     2.4 ORGANIZATION AND STANDING. WebGear is a corporation duly organized and validly existing and in good standing under the laws of the State of California, has the full corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect (as defined in Section 6.2) on WebGear. WebGear has delivered to Simtek a true and correct copy of it Articles of Incorporation and Bylaws, each as amended to date. WebGear is not in violation of any of the provisions of its Articles of Incorporation or Bylaws.

     2.5 CAPITALIZATION. The authorized capital stock of WebGear consists of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock, of which there are issued and outstanding 19,914,883 shares of common stock and 500,000 shares of preferred stock. There are no other outstanding shares of capital stock or other securities of WebGear and no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any nature relating to the capital stock or other securities of WebGear, or otherwise obligating the Company to issue, transfer, sell, purchase, redeem or otherwise acquire such stock or securities, except as set forth in Schedule 2.5. All outstanding shares of WebGear capital stock are duly authorized, validly issued, fully paid and non-assessable and are free and clear of any Lien and are not subject to preemptive rights or rights of first refusal.

     2.6 SUBSIDIARIES. WebGear does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity, except as set forth in Schedule 2.6.

     2.7 NO CONFLICTS. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (a) conflict with or violate any provision of the Articles of Incorporation or Bylaws of WebGear, (b) violate or conflict with any permit, order, license, decree, judgment, statute, law, ordinance, rule or regulation applicable to WebGear or the properties or assets of WebGear, or (c) result in any breach or violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of, or result in the creation of any Lien on any of the properties or assets of WebGear pursuant to, or require the consent of any party to any mortgage, indenture, lease, contract or other agreement or instrument, bond, note, concession or franchise applicable to WebGear or any of its properties or assets except, in the case of this clause (c) only, where such conflict, violation, default, termination, cancellation or acceleration would not have and could not reasonably be expected to prevent the consummation of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or

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commission or other  governmental  authority or  instrumentality  ("Governmental
Entity") is required by or with respect to WebGear in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     2.8 FINANCIAL STATEMENTS. WebGear has heretofore delivered to Simtek true and complete copies of an unaudited balance sheet, and the related statements of operations and stockholders' equity and of cash flows with separate disclosure of the balance sheet and income and retained earnings of WebGear as of and for the year ended December 31, 1999 (the "Annual Financial Statements"). WebGear also has heretofore delivered to Simtek true copies of the unaudited balance sheet of WebGear at March 31, 2000, and the related unaudited statements of income for the three months then ended (the "Interim Financial Statements"). The Annual Financial Statements and the Interim Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except that no notes are included), are true and correct and fairly present the financial condition and operating results of WebGear at the dates and during the periods indicated therein, subject, in the case of the Interim Financial Statements, to normal, recurring year-end audit adjustments.

     2.9 ABSENCE OF CERTAIN CHANGES. Except as specifically permitted by this Agreement or as set forth in Schedule 2.9 hereto, since March 31, 2000, WebGear has conducted its business in the ordinary course consistent with past practice and there has not occurred:

          (a) any change, event or condition (whether covered by insurance) that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect on WebGear;

          (b) any sale, lease or other transfer or disposition of any property or asset of WebGear, except for the sale of inventory in the ordinary course of business;

          (c) any change in accounting methods, practices or policies (including any change in depreciation or amortization policies or rates) by WebGear or any revaluation by WebGear of any of its assets, except as described in the Annual Financial Statements;

          (d) any declaration, setting aside, or payment of any dividend or other distribution to WebGear's shareholders or any direct or indirect redemption, retirement, purchase or other acquisition by WebGear of any of its capital stock or other securities or options, warrants or other rights to acquire capital stock;

          (e) any entering into, amendment or termination of, or default under, by WebGear of any contract to which WebGear is a party or by which it or any of them is bound other than in the ordinary course of business and as provided to Simtek;

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          (f)  any material damage,  destruction or loss (whether or not covered by insurance) to the properties and assets of WebGear;

          (g) any commitment or transaction (including any capital expenditure, capital financing or sale of assets) by WebGear for any amount that requires or could require payments in excess of $50,000 with respect to any individual contract or a series of related contracts, other than in the ordinary course of business consistent with past practice;

          (h) any Lien on any asset allowed to exist, other than in the ordinary course of business consistent with past practice, by WebGear;

          (i) any cancellation of any debt or waiver or release of any right or claim by WebGear, other than in the ordinary course of business consistent with past practice;

          (j) any payment, discharge or satisfaction of any claim, liability or obligation by WebGear, other than as reflected or reserved against in the Annual Financial Statements or the Interim Financial Statements or in the ordinary course of business consistent with past practice;

          (k) any labor dispute, litigation or governmental investigation affecting the business or financial condition of WebGear;

          (l) any issuance or sale of capital stock or other securities, exchangeable or convertible securities, options, warrants, puts, calls or other rights to acquire capital stock or other securities of WebGear;

          (m)  any  indebtedness   for  borrowed  money  incurred,   assumed  or
               guaranteed by WebGear, other than in the ordinary course of business consistent with past practice;

          (n) any loan or advance (other than advances to employees in the ordinary course of business for travel and entertainment in accordance with past practice) to any person;

          (o) any increase in any salary, wage, benefit or other remuneration payable or to become payable to any current or former officer, director, employee or agent of WebGear or any bonus or severance payment or arrangement made to, for or with any officer, director, employee or agent of WebGear or any supplemental retirement plan or other program or special remuneration for any officer, director, employee or agent of WebGear, except for normal salary or wage increases relating to periodic performance reviews and annual bonuses consistent with past practices of WebGear;

          (p) any grant of credit to any customer on terms or in amounts more favorable than those which have been extended to such customer in the past, any other change in the terms of any credit heretofore extended or any other change in the policies or practices of WebGear with respect to the granting of credit;


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          (q)  any delay in the  payment  of any trade or other  payables  other than in the ordinary course of business consistent with past practice; or

          (r) any agreement, whether in writing or otherwise, by WebGear to do any of the foregoing.

     2.10 LIABILITIES. Except as set forth in the Annual Financial Statements, the Interim Financial Statements or Schedule 2.10 hereto and except for liabilities or obligations arising in the ordinary course and consistent with past practice and those incurred in connection herewith, WebGear has no liability or obligation of any nature, whether due or to become due, fixed or contingent.

     2.11 LITIGATION. Except as set forth on Schedule 2.11 hereto, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal or, to the knowledge of WebGear, threatened against WebGear or any of its assets and properties. There is no judgment, decree or order against WebGear, that could prevent consummation of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on WebGear. There is no action, suit proceeding or investigation by WebGear currently pending or that WebGear currently intends.

     2.12 INTELLECTUAL PROPERTY.

          (a) WebGear owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, maskworks and any applications therefor, net lists, schematics, technology, know-how, trade secrets, inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), and tangible or intangible proprietary information or material ("Intellectual Property") that are used in the business of WebGear as currently conducted, except to the extent that the failure to have such rights have not and could not reasonably be expected to have a Material Adverse Effect on WebGear.

          (b) All patents, registered trademarks, registered service marks, and copyrights held by WebGear are valid, subsisting and enforceable. WebGear (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patent, trademark, service mark, copyright or violation of any trade secret or other proprietary right of any third party or received any notice, written or otherwise, of any alleged infringement of any such third party right or (ii) has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. To the knowledge of WebGear, the design, manufacture, marketing, licensing, offer to sell or sale of the products and services of WebGear do not infringe any patent, trademark, service mark, copyright, trade secret or other proprietary right, domestic or foreign, of any third party.

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     2.13 INTERESTED  PARTY  TRANSACTIONS.  Except as disclosed in Schedule 2.21 hereto, WebGear is not indebted to any shareholder, director, officer, employee or agent of WebGear (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses).

     2.14 COMPLIANCE WITH LAWS. WebGear has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not be reasonably expected to have a Material Adverse Effect on WebGear.

     2.15 PUBLIC FILINGS. WebGear has received and reviewed copies of the Exchange Act Documents (as defined below).

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SIMTEK

     Simtek, as of the date hereof but not after the date hereof, represents and warrants to WebGear as follows:

     3.1 ORGANIZATION. Simtek is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

     3.2 DUE AUTHORIZATION. Simtek has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Simtek and constitutes the valid and binding obligation of Simtek enforceable against Simtek in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (a) violate or conflict with any permit, order, license, decree, judgment, statute, law, ordinance, rule or regulation applicable to Simtek or
(b) result in any breach or violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of, or result in the creation of any Lien on any of the properties or assets of Simtek pursuant to, or require the consent of any party to any mortgage, indenture, lease, contract or other agreement or instrument, bond, note, concession or franchise applicable to Simtek or any of its properties or assets, except, in the case of this clause
(b) only, where such conflict, violation, default, termination, cancellation or acceleration would not have and could not reasonably be expected to prevent the consummation of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Simtek in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.3 DULY AUTHORIZED, FULLY PAID AND NON-ASSESSABLE STOCK. The issuance of the Simtek Shares has been duly authorized, and upon issuance to WebGear pursuant to the terms hereof, will be validly issued, fully paid and nonassessable.


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     3.4 BROKERS'  AND  FINDERS'  FEES.  Simtek has not  incurred,  and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.5 EXCHANGE ACT FILINGS. Simtek has provided WebGear with a copy of Simtek's annual report on Form 10-KSB for the year ended December 31, 1999, quarterly report on Form 10-QSB for the quarter ended March 31, 2000, and filings on Form 8-K filed April 25, 2000, May 1, 2000 and May 11, 2000 (collectively, the "Exchange Act Documents"). Simtek does not have reason to believe that any of the Exchange Act Documents contains any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.6 INVESTMENT. Simtek is acquiring the WebGear Shares for its own account, for investment and not with a view to the resale or other distribution thereof. Simtek is aware that the WebGear Shares have not been registered under the Securities Act of 1933, as amended, or State Blue Sky Law.

                                   ARTICLE IV

                              DELIVERIES AT CLOSING

     4.1 WEBGEAR DELIVERIES. At the Closing, WebGear shall deliver to Simtek:

          (a) the certificates representing shares of WebGear Shares in negotiable form, duly endorsed in blank, or with separate notarized stock transfer powers attached thereto and signed in blank; and

          (b) evidence, satisfactory to Simtek, of all consents or approvals of those persons whose consent or approval is required in connection with the transactions contemplated hereby under any material contract of WebGear or otherwise.

     4.2 SIMTEK DELIVERIES. At the Closing, Simtek shall deliver to WebGear:

          (a) stock certificates representing the Simtek Shares, duly issued to WebGear.


                                    ARTICLE V

                   SURVIVAL; REGISTRATION; BOARD OF DIRECTORS

     5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in Article II of WebGear shall survive the Closing and continue in full force and effect for one year after the date hereof, except for the representation and warranty of Section 2.2 which shall survive indefinitely. The representations and warranties in Article III of Simtek shall not survive the Closing, except for the representation and warranty of Section 3.3 which shall survive indefinitely. For the avoidance of doubt, Simtek and WebGear's representations and warranties are made only as of the date hereof, not after the date hereof and the parties do not remake any representations or warranties after the date hereof.

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     5.2  REGISTRATION.  Simtek  shall  use  its  best  efforts  to  affect  the registration under the Securities Act on a Form SB-2 (the "Registration Statement") of the resale by WebGear of the Simtek Shares within 20 days following the date hereof on the terms and conditions set forth in the attached
Exhibit 5.2.

     5.3 BOARD OF DIRECTORS. Upon the Registration Statement being declared effective by the Securities and Exchange Commission, Simtek shall have the right to appoint one member ("Simtek Appointee") of the board of directors of WebGear (the "WebGear Board"), which person (or, in the event of such person's death, resignation or removal from the WebGear Board, such other person as Simtek shall appoint to fill the resultant vacancy), shall serve on the WebGear Board until the earlier of (i) such time as Simtek has transferred more than 50% of the WebGear Shares, or (ii) the date the Securities and Exchange Commission declares effective a registration statement for an underwritten initial public offering of the common stock of WebGear pursuant to which the common stock of WebGear is traded on the New York Stock Exchange, the NASDAQ Stock Market, or another national stock exchange. At no time during which Simtek has the right to appoint a member of the WebGear Board pursuant to this Section 5.3 shall the number of directors comprising the WebGear Board exceed seven (7). Shareholders of WebGear representing a majority of the voting shares of WebGear shall agree to vote their shares in a manner so as to ensure that the Simtek Appointee is elected to and serves as a member of the WebGear Board in accordance with this Section 5.3.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     6.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail, return receipt requested, or sent via facsimile, with confirmation of receipt, to the parties at the following address or at such other address for a party as shall be specified by notice hereunder:

        (a)      if to Simtek, to:

                 Simtek Corporation
                 1465 Kelly Johnson Blvd., Suite 301
                 Colorado Springs, CO 80920
                 Attention:  Douglas Mitchell
                 Facsimile No.:  (719) 531-9481


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                 with a copy to:

                 Holme Roberts & Owen LLP
                 1700 Lincoln, Suite 4100
                 Denver, Colorado 80203
                 Attention:  Garth B. Jensen, Esq.
                 Facsimile No.:  (303) 866-0200

        (b)      if to WebGear, to:

                 WebGear, Inc.
                 97 So. Second Street, Suite 100
                 San Jose, CA 95113
                 Attention:  Tom Wagen
                 Facsimile No.:  (408) 271-1598

                 with a copy to:

                 Joel Bernstein, Esq., P.A.
                 11900 Biscayne Boulevard, Suite 604
                 Miami, FL 33181
                 Attention:  Joel Bernstein, Esq.
                 Facsimile No.:  (305) 892-0822

     6.2 INTERPRETATION. When a reference is made in this Agreement to Exhibits, Articles or Sections, such reference shall be to an Exhibit, Article or Section to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party hereto to whom such information is to be made available. The table of contents and Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such entity and its subsidiaries, taken as a whole. In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after due and diligent inquiry of officers, directors and other employees of such party reasonably believed to have knowledge of such matters. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     6.3   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts,  all of which shall be considered  one and the same  agreement and

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shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

     6.4 ENTIRE AGREEMENT; NONASSIGNABILITY; PARTIES IN INTEREST. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits and the attached Schedule (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

     6.5 SEVERABILITY. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     6.6 REMEDIES CUMULATIVE; NO WAIVER. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     6.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado (without regard to the principles of conflicts of law thereof).

     6.8 FURTHER ASSURANCES. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Simtek and WebGear shall take all such necessary action.

     6.9 AMENDMENT. The parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed by Simtek and WebGear.

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     IN WITNESS  WHEREOF,  the parties  hereto  have caused this Share  Exchange
Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                     Simtek:

                                     SIMTEK CORPORATION, a Colorado corporation,



                                     By: /s/ Douglas Mitchell
                                         ---------------------------------------
                                     Name:  Douglas Mitchell
                                     Title: President


                                     WebGear:

                                     WEBGEAR, INC., a California corporation,


                                     By: /s/ Thomas A. Wagen
                                         ---------------------------------------
                                     Name:  Thomas A. Wagen
                                     Title: Chairman and Chief Executive Officer





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                        [schedules and exhibits omitted]